UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A

(RULE 14a-101)

________________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

AIKIDO PHARMA INC.
(Name of Registrant as Specified in Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

October 21, 2022

Dear Stockholder:

You are cordially invited to attend AIkido Pharma Inc.’s special meeting of stockholders (the “Special Meeting”) to be held on December 5, 2022 at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time. Details regarding admission to the meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of Special Meeting of Stockholders and proxy statement.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live audio webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/AIKI2022SM.

We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning to attend the Special Meeting online, please promptly submit your proxy vote by Internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the Notice of Internet Availability of Proxy Materials you received for the Special Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on December 4, 2022. If you attend the Special Meeting online and wish to vote at the Special Meeting, you will be able to do so even if you have previously returned your proxy card.

Thank you for your continued support of and interest in AIkido Pharma Inc.

Sincerely,
/s/ Robert J. Vander Zanden
Robert J. Vander Zanden
Chairman of the Board

New York, New York October 21, 2022

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING WHETHER OR NOT YOU ATTEND ONLINE, PLEASE CAST YOUR VOTE AS INSTRUCTED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AS PROMPTLY AS POSSIBLE. YOUR PROXY, GIVEN BY VOTING PRIOR TO THE SPECIAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET, FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE SPECIAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE SPECIAL MEETING ONLINE AND VOTING ONLINE.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE SPECIAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES. ANY STOCKHOLDER ATTENDING THE SPECIAL MEETING ONLINE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY.

IF YOU HAVE CHOSEN TO RECEIVE PAPER COPIES OF YOUR PROXY MATERIALS, INCLUDING THE PROXY CARD, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE RETURN ENVELOPE PROVIDED.

AIKIDO PHARMA INC.
One Rockefeller Plaza, 11th Floor
New York, NY 10020
(703) 992-9325

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
MONDAY, DECEMBER 5, 2022
9:00 A.M. PACIFIC TIME/12:00 P.M. EASTERN TIME

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of AIkido Pharma Inc., a Delaware corporation (“we,” “us,” “our,” “AIkido” or the “Company”), will be held on December 5, 2022, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live audio webcast available at www.virtualshareholdermeeting.com/AIKI2022SM. The Special Meeting will be held for the following purposes, as more fully described in the proxy statement accompanying this notice (the “Proxy Statement”):

1.      APPROVAL OF THE 2022 EQUITY INCENTIVE PLAN.    To approve the adoption of the 2022 Equity Incentive Plan for the employees, directors, and consultants of the Company (the “2022 Equity Incentive Plan”).

2.      RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.    To ratify the appointment of Marcum, LLP as our independent registered public accounting firm for the year ending December 31, 2022.

3.      ANY OTHER BUSINESS.    To consider and vote upon any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

Our Board of Directors recommends that stockholders vote FOR the 2022 Equity Incentive Plan and vote FOR the ratification of the appointment by our Board of Directors of Marcum, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Pursuant to our Amended and Restated Bylaws, our Board has fixed the close of business on October 10, 2022 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Special Meeting and any adjournment thereof. Only holders of our common stock, Series D convertible preferred stock (the “Series D Preferred Stock”), and Series D-1 convertible preferred stock (the “Series D-1 Preferred Stock”) on the Record Date are entitled to vote at the Special Meeting or any adjournments or postponements thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive office for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting. Our stock transfer books will remain open between the Record Date and the date of the Special Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, on October 21, 2022, we first sent our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the Proxy Statement online. Stockholders who have received the Notice will not be sent a printed copy of our proxy materials in the mail unless they request to receive a printed copy.

You will be able to attend the Special Meeting via live audio webcast by visiting AIkido’s virtual meeting website at www.virtualshareholdermeeting.com/AIKI2022SM on Monday, December 5, 2022, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your Notice of Internet Availability of Proxy Materials that you received for the Special Meeting. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Special Meeting on the meeting website. Further instructions on how to attend and participate in the Special Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

To assure your representation at the Special Meeting, please vote your proxy via the Internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy. You may revoke your proxy at any time prior to the Special Meeting. If you attend the Special Meeting online and vote, your proxy will be revoked automatically and only your vote at the Special Meeting will be counted. IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED FOR THE 2022 EQUITY INCENTIVE PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT BY OUR BOARD OF DIRECTORS OF MARCUM, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis for non-routine matters (including the approval of the 2022 Equity Incentive Plan), it is important that you cast your vote. Accordingly, we ask that you please complete your proxy card or cast your vote at the Special Meeting to ensure your vote will count.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on Monday, December 5, 2022: This notice of special meeting of stockholders and the Proxy Statement, including your proxy card, are available at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Robert J. Vander Zanden
Robert J. Vander Zanden
Chairman of the Board

New York, NY
October 21, 2022

AIKIDO PHARMA, INC.
One Rockefeller Plaza, 11th Floor
New York, NY 10020
(703) 992-9325

__________________________________________

PROXY STATEMENT

__________________________________________

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 5, 2022: This notice of special meeting of stockholders and the proxy statement, including your proxy card, are available at www.proxyvote.com.

The enclosed proxy is solicited on behalf of AIkido Pharma Inc., a Delaware corporation (“we,” “us,” “our,” “AIkido” or the “Company”), by its Board of Directors (the “Board”) for use at its Special Meeting of Stockholders (the “Special Meeting”) to be held virtually at 9:00 a.m. Pacific Time/12:00 Eastern Time on December 5, 2022, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice.

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.      APPROVAL OF THE 2022 EQUITY INCENTIVE PLAN.    To approve the adoption of the 2022 Equity Incentive Plan for the employees, directors, and consultants of the Company (the “2022 Equity Incentive Plan”).

2.      RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.    To ratify the appointment of Marcum, LLP (“Marcum”) as our independent registered public accounting firm for the year ending December 31, 2022.

3.      ANY OTHER BUSINESS.    To consider and vote upon any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on Monday, October 10, 2022 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof. Stockholders who owned shares of our common stock, Series D convertible preferred stock (the “Series D Preferred Stock”) and Series D-1 convertible preferred stock (the “Series D-1 Preferred Stock”) are entitled to vote at the Special Meeting or any adjournments or postponements thereof. On the Record Date, there were 5,485,096 shares of common stock outstanding held of record by 101 holders, 3,825 shares of Series D Preferred Stock outstanding held of record by five holders and 834 shares of Series D-1 Preferred Stock outstanding held of record by one holder. Each outstanding share of common stock entitles the holder to one (1) vote, each outstanding share of Series D Preferred Stock entitles the holder to 0.007285 votes (on an as converted basis) (or a total of 27 votes rounding down to remove any fractional shares) and each outstanding share of Series D-1 Preferred Stock entitles the holder to 0.007285 votes (on an as converted basis) (or a total of six votes rounding down to remove any fractional shares). Accordingly, up to 5,485,129 votes may cast at the Special Meeting.

Our Special Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via live audio webcast. The Company’s principal executive office is located at One Rockefeller Plaza, 11th Floor, New York, NY 10020, and the telephone number is (703) 992-9325. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/AIKI2022SM.

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this proxy statement to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice”), which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. By accessing and reviewing the proxy materials on the Internet, you will save us the cost of printing and mailing these materials to you and reduce the impact of such printing and mailing on the environment. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials provided in the Notice.

These proxy solicitation materials were first sent or given on or about October 21, 2022 to all stockholders entitled to vote at the Special Meeting.

i

Questions and Answers about the Proxy Materials and the Special Meeting

Q:     Why did I receive these materials?

A:     The Board is soliciting your proxy to vote at the Special Meeting because you were a stockholder at the close of business on October 10, 2022, the record date (the “Record Date”) and are entitled to vote at the Special Meeting. This Proxy Statement summarizes the information you need to know to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares.

Q:     What information is contained in this Proxy Statement?

A:     The information in this Proxy Statement relates to the proposals to be voted on at the Special Meeting, the voting process and certain other required information.

Q:     What is the purpose of this Special Meeting?

A:     This is a Special Meeting of the Company’s stockholders. At the meeting, we will be voting upon:

1.      APPROVAL OF THE 2022 EQUITY INCENTIVE PLAN.    To approve the adoption of the 2022 Equity Incentive Plan for the employees, directors, and consultants of the Company (the “2022 Equity Incentive Plan”).

2.      RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.    To ratify the appointment of Marcum, LLP (“Marcum”) as our independent registered public accounting firm for the year ending December 31, 2022.

3.      ANY OTHER BUSINESS.    To consider and vote upon any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

Q:     How do proxies work?

A:     Our Board is asking for your proxy. This means you authorize persons selected by us to vote your shares at the meeting in the way you instruct and, with regard to any other business that may properly come before the meeting, as they think best. If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the 2022 Equity Incentive Plan and “FOR” the ratification of the appointment by our Board of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Q:     I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:     Our Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs, and the environmental impact of our meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and the Proxy Statement to any stockholder at a shared address to which we delivered a single copy of any of these documents.

To receive a separate copy of the Notice and the Proxy Statement, you may contact us at the following address and phone number:

AIkido Pharma Inc.
One Rockefeller Plaza, 11th Floor
New York, NY 10020
Attention: Corporate Secretary
Telephone: (703) 992-9325

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Q.     Who is Entitled to Vote?

A.     Our Board has fixed the close of business on October 10, 2022 as the “Record Date” for a determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. You can vote at the Special Meeting if you held shares of our common stock, Series D Preferred Stock or Series D-1 Preferred Stock, collectively, the “Voting Capital” as of the close of business on the Record Date. On October 10, 2022, there were 5,485,096 shares of common stock outstanding, 3,825 shares of Series D Preferred Stock outstanding and 834 shares of Series D-1 Preferred Stock outstanding. Each share of common stock entitles the holder thereof to one vote.

Our outstanding Series D Preferred Stock and Series D-1 Preferred Stock are entitled to the following number of votes subject to the beneficial ownership limitations described below:

Series D Preferred Stock — each share of Series D Preferred Stock entitles the holder to 0.007285 votes; and

Series D-1 Preferred Stock — each share of Series D-1 Preferred Stock entitles the holder to 0.007285 votes.

Beneficial ownership limitations on our Series D Preferred Stock and Series D-1 Preferred Stock prevents the conversion or voting of such preferred stock if the number of shares of common stock to be issued pursuant to such conversion or to be voted would exceed, when aggregated with all other shares of common stock or other voting stock owned by such holder at such time, the number of shares of common stock which would result in such holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act, as amended (the “Exchange Act”), and the rules thereunder) more than:

4.99% of all the common stock outstanding at such time, in the case of Series D Preferred Stock; and

9.99% of all the common stock outstanding at such time, in the case of Series D-1 Preferred Stock.

As of the Record Date, no stockholder’s ownership of our Series D Preferred Stock or Series D-1 Preferred had violated the ownership limitations set forth above and, as a result, no reductions of voting rights have been made.

A list of stockholders of record entitled to vote at the Special Meeting will be available for inspection at our principal executive offices located at One Rockefeller Plaza, 11th Floor, New York, NY 10020 for a period of at least 10 days prior to the Special Meeting and during the meeting. The stock transfer books will not be closed between the Record Date and the date of the Special Meeting.

Q.     What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

A.     If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or other nominee with instructions on how to vote your shares, your broker or other nominee may be able to vote your shares with respect to some of the proposals, but not all. Please see “Will my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Special Meeting?” below for additional information.

Q.     How Do I Vote my Shares?

For your convenience, there are four ways to vote:

1.      Vote by Internet.

•        Before the meeting:    Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card or Notice of Internet Availability in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

•        During the meeting:    Go to www.virtualshareholdermeeting.com/AIKI2022SM. You will be able to attend the Special Meeting online, vote your shares electronically until voting is closed and submit your questions during the Special Meeting. Have your proxy card or Notice of Internet Availability in hand as you will be prompted to enter your control number to vote at the Special Meeting online.

2.      Vote by telephone.    Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card or Notice of Internet Availability in hand when you call and then follow the instructions.

3.      Vote by Mail.    You may vote by mail. If you requested printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you requested printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

Q.     How will my shares be voted?

A.     All shares entitled to vote and represented by a properly completed, executed and delivered proxy received before the Special Meeting and not revoked will be voted at the Special Meeting as you instruct in a proxy delivered before the Special Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted for each proposal and with regard to any other matters that may be properly presented at the Special Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Q.     Is my vote confidential?

A.     Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board.

Q.     What constitutes a quorum?

A.     To carry on business at the Special Meeting, we must have a quorum. A quorum is present when at least 331/3% of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, holders of the Voting Capital representing at least 1,828,377 votes must be represented in person or by proxy at the virtual meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Special Meeting. If there is not a quorum at the Special Meeting, our stockholders may adjourn the meeting.

Q.     What is an abstention?

A.     An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are not included in the tabulation of the voting results for any of the proposals and, therefore, do not affect these proposals, but are included for purposes of determining whether a quorum has been reached.

Q.     How many votes are needed for each proposal to pass?

A.

Proposal	Vote Required	Broker Discretionary Vote Allowed
Approval of the Proposed 2022 Equity Incentive Plan	A majority of the votes cast	No
Ratification of appointment of Marcum, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	A majority of the votes cast	Yes

Q.     What are the voting procedures?

A.     You may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the Special Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board. Thus, where no choice is specified, the proxies will be voted for the proposals being placed before our stockholders at the Special Meeting.

Q.     Is my proxy revocable?

A.     You may revoke your proxy and reclaim your right to vote at any time before it is voted by giving written notice to our administrator, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting via the internet at the Special Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: AIkido Pharma Inc., One Rockefeller Plaza, 11th Floor, New York, NY 10020, Attention: Elizabeth Ogando. Revocations of proxies must be received prior to the time of the Special Meeting to serve as an effective revocation of that proxy.

Q:     Will my shares be voted if I do not return my proxy card or voting instructions and do not attend the Special Meeting?

A:     If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held beneficially in street name with a broker, your broker will be authorized to exercise discretionary authority and vote on “routine matters” but will not be authorized to exercise discretionary authority and vote on “non-routine matters.” Proposal 1 may be considered a non-routine matter and Proposal 2 may be considered a routine matter. Accordingly, if you do not return your proxy card or voting instruction card and do not attend the Special Meeting, your broker may vote your shares on Proposal 2, but cannot vote your shares on Proposal 1.

Q.     Do I have dissenters’ rights of appraisal?

A.     Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Special Meeting.

Q.     How can I find out the results of the voting at the special meeting?

A.     Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four business days after the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on Monday, December 5, 2022:

The notice of special meeting of stockholders and this proxy statement, including your proxy card, are available at www.proxyvote.com.

EXECUTIVE COMPENSATION

Summary of Compensation

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(1)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Anthony Hayes,	2021	460,000	500,000	—	—	—	—	—	960,000
Chief Executive Officer, Director, Principal Accounting Officer and Principal Financial Officer	2020	395,341	700,000	—	26,910	—	—	—	1,122,251
Darrell Dotson,	2021	275,000	50,000	—	—	—	—	—	325,000
VP of Drug Development & General Counsel	2020	218,750	100,000	—	—	—	—	—	318,750

____________

(1)      Awards pursuant to the AIkido Pharma, Inc. 2013 Incentive Compensation Plan and 2014 Equity Incentive Plan.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

Anthony Hayes

On April 1, 2016, we entered into an employment agreement with Mr. Anthony Hayes pursuant to which Mr. Hayes serves as the Chief Executive Officer for a period of one year, subject to renewal. In consideration for his employment, we agreed to pay Mr. Hayes a base salary of $350,000 per annum. Mr. Hayes will be entitled to receive an annual bonus in an amount equal to up to 100% of his base salary if we meet or exceed certain criteria adopted by our Compensation Committee. We further agreed to grant executive restricted stock units, pursuant to the Company’s 2014 Equity Incentive Plan (the “2014 Equity Incentive Plan”), with respect to 118,512 shares of the Company’s common stock. One-half of the grant shall vest if as of December 31, 2016, the Company has pro-forma cash of at least five million dollars ($5,000,000) (cash plus any cash used for a Board-approved extraordinary acquisition or transaction reconstituting the Company’s core operations, less accrued bonuses) and one-half shall vest upon the Company meeting certain agreed upon criteria. As of June 30, 2020, 59,256 restricted stock units were vested and 59,256 restricted stock units were forfeited.

Under the April 1, 2016 employment agreement with Mr. Hayes, we have agreed to, in the event of termination by us without “cause” or pursuant to a change in control, grant Mr. Hayes, in addition to reimbursement of any documented, unreimbursed expenses incurred prior to such date, (i) any unpaid compensation and vacation pay accrued during the term of the Employment Agreement, and any other benefits accrued to him under any of our benefit plans outstanding at such time, (ii) twelve (12) months base salary at the then current rate to be paid in a single lump sum within thirty (30) days of Mr. Hayes’ termination, (iii) continuation for a period of twelve (12) months of any benefits as extended to our executive officers from time to time, including but not limited to group health care coverage and (iv) payment on a pro rata basis of any annual bonus or other payments earned in connection with any bonus plans to which Mr. Hayes was a participant as of the date of termination. In addition, any options or restricted stock shall be immediately vested upon termination of Mr. Hayes’s employment without “cause” or pursuant to a change in control.

On October 19, 2017, the Company entered into an amendment to the employment agreement of Mr. Hayes, pursuant to which, effective January 1, 2017, Mr. Hayes was entitled to receive an annual cash bonus in an amount equal to up to $250,000 if the Company meets or exceeds certain criteria adopted by the Compensation Committee of the Company’s Board of Directors. In addition, Mr. Hayes was awarded a restricted stock unit grant for 30,000 shares of the Company’s common stock under the 2014 Equity Incentive Plan. Such grant shall vest in installments, in tandem with the satisfaction of the same criteria to which the cash bonus is subject. If all criteria are met, 100% of the grant of restricted stock units shall vest upon the determination of the Compensation Committee, which in any event shall not be later than March 15, 2018.

On June 28, 2021, the Company entered into an amendment to the employment agreement of Mr. Hayes, pursuant to which, effective on July 1, 2021 the term of the employment agreement shall be extended to June 28, 2024 and that Mr. Hayes’ executive compensation will be increased to $500,000 annually. Mr. Hayes was entitled to receive an annual cash bonus in an amount equal to up to $250,000 if the Company meets or exceeds certain criteria adopted by the Compensation Committee of the Company’s Board of Directors.

All other terms of Mr. Hayes’ employment agreement, effective as of April 1, 2016, as amended on October 9, 2017, remain in full force and effect.

Darrell Dotson

On January 1, 2017, we entered into an employment agreement with Mr. Darrell Dotson pursuant to which Mr. Dotson serves as the Vice President, for a period of three months, which shall automatically be extended for three months unless either party provides notice of non-renewal. In consideration for his employment, we agreed to pay Mr. Dotson a base salary of $125,000 per annum. Mr. Dotson will be entitled to receive an annual bonus in an amount equal to up to 50% of his base salary if we meet or exceed certain criteria adopted by our Compensation Committee. We further agreed to grant executive restricted stock units, pursuant to the 2014 Equity Incentive Plan, in addition to the cash bonus, upon confirmation by the compensation committee.

On March 24, 2020, we entered into an amendment to the employment agreement of Mr. Dotson pursuant to which Mr. Dotson was entitled to receive a base salary of $250,000 per annum. On July 1, 2021, we entered into a second amendment to the employment agreement of Mr. Dotson pursuant to which Mr. Dotson was entitled to receive a base salary of $300,000 per annum.

Under the January 1, 2017 employment agreement with Mr. Dotson, we have agreed to, in the event of termination by us without “cause” or pursuant to a change in control, grant Mr. Dotson, in addition to reimbursement of any documented, unreimbursed expenses incurred prior to such date, (i) a cash payment of $250,000 and any unpaid compensation and vacation pay accrued during the term of his employment agreement, and any other benefits accrued to him under any of our benefit plans outstanding at such time, (ii) continuation for a period of twelve (12) months of any benefits as extended to our executive officers from time to time, including but not limited to group health care coverage and (iii) payment on a pro rata basis of any annual bonus or other payments earned in connection with any bonus plans to which Mr. Dotson was a participant as of the date of termination. In addition, any options or restricted stock shall be immediately vested upon termination of Mr. Dotson employment without “cause” or pursuant to a change in control.

Kyle Wool

On October 17, 2022, Kyle Wool entered into an Amended and Restated Services Agreement with Dominari Financial Inc., our wholly owned subsidiary (“Dominari”), for an initial term of five years, renewable thereafter for additional one-year periods on an annual basis (the “Wool Services Agreement”). Under the terms of the Wool Services Agreement, Mr. Wool will serve as a consultant to Dominari until his employment and registration as a registered representative with the Financial Industry Regulatory Authority have been terminated with his current employer. Upon such terminations, Mr. Wool will assume the role of Chief Executive Officer of Dominari, with the other duties, responsibilities and authority as may be assigned to him by the Chief Executive Officer of AIkido or the Board of Directors of Dominari (the “Board”). The Wool Services Agreement provides for the payment of an annual base salary of $500,000 to Mr. Wool, to be paid in equal semi-monthly or bi-weekly installments and an annual bonus (“Annual Bonus”) payable in cash and in shares of our common stock as a performance-based award (the “Stock Bonus”) of shares of our common stock under the Company’s 2022 Equity Incentive Plan (the “2022 Equity Incentive Plan”), in three installments, based on the Company’s meeting or exceeding the following annual revenue amounts for the first time for the relevant calendar years; provided, however, that the Board may adopt different or additional performance criteria for future years after consultation with Mr. Wool, provided that such criteria must be reasonably attainable:

Annual Revenue	Annual Bonus
$3,500,000 or more	$150,000 plus 154,559 shares of our common stock
Between $7.5M and $15M	$250,000 plus 154,559 shares of our common stock
$15M or more	$500,000 plus 154,559 shares or our common stock

The amount of shares of common stock set forth in the above table, which may be issued to Mr. Wool as the Stock Bonus portion of the Annual Bonus, was determined to provide Mr. Wool with a performance-based award of shares of common stock valued at $3,000,000, as of October 14, 2022, based on the closing price of $6.47 per share of our common stock on the Nasdaq Capital Market on such date, provided that Mr. Wool shall only be entitled to any payment of the Annual Bonus, including the issuance of any shares of common stock, as the Stock Bonus portion of the Annual Bonus, if the applicable annual revenue targets are attained.

The issuance of any shares of Common Stock under the 2022 Equity Incentive Plan, as the Stock Bonus portion of the Annual Bonus, is expressly conditioned on stockholder approval of the 2022 Equity Incentive Plan on or before October 7, 2023. If such stockholder approval is not obtained on or before October 7, 2023, the Stock Bonus Portion of the Annual Bonus will be forfeited and Dominari shall make a one-time cash payment to Mr. Wool equal to the product obtained by multiplying (i) the total amount of 463,678 shares of our common stock which would have been awarded to Mr. Wool, if all of the shares of our common stock subject to the Stock Bonus had been issued to him, and (ii) the closing price of our common stock on the Nasdaq Capital Market on the trading day immediately preceding October 7, 2023.

The Wool Services Agreement also provides for the support of an administrative assistant to Mr. Wool, reimbursement of certain specified expenses, and entitlement to participate in any of Dominari’s benefit plans offered to senior executives.

Upon a termination of the Wool Services Agreement (i) by Dominari without “Cause” or (ii) by Mr. Wool for “Good Reason” or by notice within forty (40) days of a “Change in Control Transaction” (as such terms are defined in the Wool Services Agreement, Mr. Wool shall be entitled to receive (i) a lump sum payment equal to twelve (12) months Base Salary at the then current rate, (ii) payments by Dominari of a portion of the cost of continuation of group health coverage under COBRA, and (iii) a pro-rated portion of any Special Performance Bonus Award or other bonus payments to which Mr. Wool would otherwise been entitled as of the date of his termination.

Outstanding Equity Awards at December 31, 2021

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Anthony Hayes	9,290	—	$571.71	4/1/2023
	930	—	$4.34	5/30/2022
	50,000	—	$0.64	12/23/2030
Darrell Dotson	1,240	—	$108.21	8/1/2024

DIRECTOR COMPENSATION

The following table summarizes the compensation paid to non-employee directors during the year ended December 31, 2021.

	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert J. Vander Zanden(2)	70,000	—	—	—	—	—	70,000
Tim Ledwick(3)	47,500	—	—	—	—	—	47,500
Gregory Blattner(4)	65,000	—	—	—	—	—	65,000
Paul LeMire(5)	65,000	—	—	—	—	—	65,000
Robert Dudley(6)	65,000	—	—	—	—	—	65,000
Kyle Wool(7)	53,186	—	—	—	—	—	53,186

____________

(1)      All stock options were granted in accordance with ASC Topic 718.

(2)      Mr. Vander Zanden was paid $70,000 in cash compensation for his service as a director in 2021.

(3)      Mr. Ledwick was paid $47,500 in cash compensation for his service as a director in 2021.

(4)      Mr. Blattner was paid $65,000 in cash compensation for his service as a director in 2021.

(5)      Mr. LeMire was paid $65,000 in cash compensation for his service as a director in 2021.

(6)      Mr. Dudley was paid $65,000 in cash compensation for his service as a director in 2021.

(7)      Mr. Wool was paid $53,186 in cash compensation for his service as a director in 2021.

Non-employee directors received the following annual compensation for service as a member of the Board for the fiscal year ended December 31, 2021:

Annual Retainer	$65,000	To be paid in cash in four equal quarterly installments.
Additional Retainer	$5,000	To be paid to the Chairman of the Board upon election annually.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT,
AND RELATED STOCKHOLDERS

The following tables set forth certain information concerning the number of shares of our common stock owned beneficially as of October 10, 2022 by (i) our officers and directors as a group and (ii) each person (including any group) known to us to own more than 5% of our common stock, Series D Preferred Stock, and Series D-1 Preferred Stock herein. As of October 10, 2022, there were 5,485,096 shares of common stock outstanding, 3,825 shares of Series D Preferred Stock outstanding and 834 shares of Series D-1 Preferred Stock outstanding. Unless otherwise indicated, it is our understanding and belief that the stockholders listed possess sole voting and investment power with respect to the shares shown.

	Common Stock Beneficially Owned			Series D Preferred Stock		Series D-1 Preferred Stock
Name of Beneficial Owner(1)	Shares		Percentage	Shares	Percentage	Shares	Percentage
Directors and Officers
Robert J. Vander Zanden	12,702	(2)	*	—	—	—	—
Anthony Hayes	147,181	(3)	2.68%	—	—	—	—
Tim S. Ledwick	12,826	(4)	*	—	—	—	—
Paul LeMire	12,411	(5)	*
Robert Dudley	12,411	(6)	*
Gregory James Blattner	12,411	(7)	*
Kyle Wool	146,580		2.68%
Yu Soo	83,701		1.53%
Christopher Devall	8,068		*
Carlos Aldovero	25,000		*
All Directors and Officers as a Group (10 persons)	473,291	(8)	8.60%	—	—	—	—

Stockholders
Daniel W. Armstrong 611 Loch Chalet Ct Arlington, TX 76012-3470	—		—	1,350	35.29%	—	—
R. Douglas Armstrong 570 Ocean Dr. Apt 201 Juno Beach, FL 33408-1953	—		—	450	11.76%	—	—
Francis Howard 376 Victoria Place London, SW1 V1AA United Kingdom	—		—	900	23.53%	—	—
Charles Strogen 6 Winona Ln Sea Ranch Lakes, FL 33308-2913	—		—	1,125	29.41%	—	—
Chai Lifeline Inc. 151 West 30th Street, Fl 3 New York, NY 10001-4027	—		—	—	—	834	100%

____________

*        Less than 1% of the outstanding shares of Common Stock.

(1)      Under Rule 13d-3 of the Exchange Act a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days after October 10, 2022. The number of shares used to compute percentage ownership of our common stock is based on 5,485,096 shares of common stock outstanding on October 10, 2022. Additionally, in computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of options which can be exercised to purchase shares of common stock within 60 days after October 10, 2022, by such person (and only such person) by reason of these acquisition rights. Further, the number of shares used to compute percentage ownership of the Series D Preferred Stock and Series D-1 Preferred Stock is based on 3,825 shares of Series D Preferred Stock and 834 shares of Series D-1 Preferred Stock outstanding on October 10, 2022, respectively.

(2)      Includes options to purchase 2,941 shares of Common Stock by Mr. Vander Zanden.

(3)      Includes options to purchase 2,941 shares of Common Stock by Mr. Hayes.

(4)      Includes options to purchase 2,941 shares of Common Stock by Mr. Ledwick.

(5)      Includes options to purchase 2,941 shares of Common Stock by Mr. LeMire.

(6)      Includes options to purchase 2,941 shares of Common Stock by Mr. Dudley.

(7)      Includes options to purchase 2,941 shares of Common Stock by Mr. Blattner.

(8)      Includes options to purchase an aggregate of 17,646 shares of Common Stock as reflected in footnotes (2) through (7) above.

PROPOSAL NO. 1: APPROVAL OF THE 2022 EQUITY INCENTIVE PLAN

We are asking you to vote for approval of the proposed AIkido Pharma Inc. 2022 Equity Incentive Plan (the “2022 Equity Incentive Plan”), which was adopted by the Board on October 7, 2022, subject to stockholder approval. The 2022 Equity Incentive Plan is being adopted because there are no longer any shares of common stock available for the grant of awards under the 2014 Equity Incentive Plan. The Company intends grant awards under the 2022 Equity Incentive Plan in a manner similar to its grant of awards under the 2014 Equity Incentive Plan in order to incentivize and retain its employees, directors, and consultants (collectively, “Service Providers”).

The 2022 Equity Incentive Plan authorizes the Administrator (as defined below) to provide equity-based incentive awards in the form of stock options (which can be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or nonqualified stock options), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and other stock-based awards. The vesting of equity awards can be based on continuous service and/or achievement of certain performance criteria. Equity-based awards issued under the 2022 Equity Incentive Plan shall be evidenced by Award Agreements (as defined below) (which need not be identical); provided, that in the event of any conflict between the provisions of the 2022 Equity Incentive Plan and any such Award Agreement, the provisions of the 2022 Equity Incentive Plan shall prevail.

The 2022 Equity Incentive Plan reflects a broad range of compensation and commonly viewed governance best practices, with some of the key features of the 2022 Equity Incentive Plan as follows. Please note that the following statements and subsequent summary are qualified in their entirety by the terms of the 2022 Equity Incentive Plan, which is attached to this proxy as Appendix A:

•        Subject to Sections 4(a) and 14 of the 2022 Equity Incentive Plan, the maximum aggregate number of shares that may be issued under the 2022 Equity Incentive Plan is one million and one hundred thousand (1,100,000) shares (the “Plan Share Limit”). The shares subject to the 2022 Equity Incentive Plan may be authorized, but unissued, or reacquired shares. Notwithstanding this basic limitation, on the first day of each calendar year during the term of the 2022 Equity Incentive Plan, commencing on January 1, 2023, and continuing until (and including) January 1, 2032, the number of shares available under the 2022 Equity Incentive Plan Share Limit shall automatically increase to 20% of the total number of shares of the Company’s common stock issued and outstanding on December 31 of the calendar year immediately preceding the date of such increase.

•        Unless otherwise set forth in an individual award agreement, each award shall vest over a three (3) year period, with one-third (1/3) of the Award vesting on each annual anniversary of the date of grant.

•        Notwithstanding any provision to the contrary in the 2022 Equity Incentive Plan or in any policy of the Company regarding non-employee director compensation, the sum of the grant date fair value for services as a non-employee director during any calendar year shall not exceed $750,000 for such Service Provider’s first year of service as a non-employee director and $500,000 for each year thereafter.

•        The per share exercise price for SARs will be no less than one hundred percent (100%) of the fair market value per share on the date of grant.

•        The repricing of options and SARs is prohibited.

•        Prior to settlement or forfeiture, RSUs awarded under the 2022 Equity Incentive Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents.

•        All equity awards granted, amounts paid, shares issued under the 2022 Equity Incentive Plan are subject to recoupment, clawback, or recovery by the Company.

Summary of the 2022 Equity Incentive Plan

Purposes

The purposes of the 2022 Equity Incentive Plan are to attract, retain, and motivate Service Providers, provide additional incentives to Service Providers, and promote the success of the Company’s business, by providing Service

Providers with opportunities to acquire the Company’s shares, or to receive monetary payments based on the value of such shares. The 2022 Equity Incentive Plan is also intended to assist in further aligning the interests of the Company’s Service Providers to those of its shareholders.

Administration

The 2022 Equity Incentive Plan will be administered by committee of at least one director of the Company that the Board may appoint, or by the Board itself (the “Administrator”).

Eligibility

The Administrator has the discretion to select any Service Provider to receive an equity award (“Award”), although incentive stock options may be granted only to employees. A Service Provider who is designated as a participant in the 2022 Equity Incentive Plan (a “Participant”) in any year shall not require the Administrator to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

Limitations on Incentive Awards

Each stock option will be designated in individual award agreements with Participants (“Award Agreements”) as either an incentive stock option or a nonqualified stock option. If the aggregate fair market value of the shares under an incentive stock option are exercisable for the first time by a Participant during any calendar year exceeds $100,000, such stock options will be treated as nonqualified stock options. The fair market value of the shares will be determined as of the time the stock option is granted.

In the case of the grant of an incentive stock option, the term will be ten (10) years from the date of grant, or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an incentive stock option granted to a Participant who, at the time the incentive stock option is granted, owns shares representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the term of the incentive stock option will be five (5) years from the date of grant, or such shorter term as may be provided in the Award Agreement.

No stock option shall be treated as an incentive stock option unless the 2022 Equity Incentive Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Code Section 422(b)(1), provided that any stock option intended to be an incentive stock option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such stock option shall be treated as a nonqualified stock option unless and until such approval is obtained.

In the case of a grant of an incentive stock option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Code Section 422. If for any reason a stock option intended to be an incentive stock option (or any portion thereof) shall not qualify as an incentive stock option, then, to the extent of such nonqualification, such stock option or portion thereof shall be treated as a nonqualified stock option appropriately granted under the 2022 Equity Incentive Plan.

Clawback Policy

By accepting an award, Participants are agreeing to be bound by the Company’s clawback policy, which may be amended from time to time by the Company in its discretion and are further agreeing that all Awards may be unilaterally amended by the Company to the extent needed to comply with the clawback policy.

Vesting Conditions

Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in each Award Agreement. Vesting conditions may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine. The Administrator may establish performance-based conditions for an Award which may be based on the attainment of specific levels of performance of the Company. Unless otherwise set forth in an individual Award Agreement, each Award shall vest over a three (3) year period, with one-third (1/3) of the Award vesting on each annual anniversary of the date of grant.

Stock Options

Each stock option granted under the 2022 Equity Incentive Plan is subject to the following terms and conditions:

•        Exercise Price.    The per share exercise price for shares to be issued pursuant to exercise of a stock option will be determined by the Administrator but shall be no less than 100% of the fair market value per Share on the date of grant, subject to Section 7(a) of the 2022 Equity Incentive Plan.

•        Exercise Period.    Stock options granted under the 2022 Equity Incentive Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, that no stock option shall be exercisable later than ten (10) years after the date it is granted.

•        Consideration.    The consideration for shares issued upon exercise of options generally will be payable in cash (or check) at the time when such shares are purchased by the Participant, except as specified by the Administrator. The Administrator may accept as payment the surrender of other shares, broker-assisted cashless exercise, a notice of “net exercise” to the Company, such other consideration to the extent permitted by applicable laws, or any combination of the foregoing.

•        No Repricing.    Notwithstanding any of the Administrator’s powers granted under the 2022 Equity Incentive Plan, and except for permissible adjustments or shareholder approval, outstanding options may not be re-priced.

Stock Appreciation Rights (SARs)

Each SAR will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The exercise of each SAR will entitle the Participant to receive payment from the Company in an amount determined by multiplying (i) the difference between the fair market value of a share on the date of exercise over the exercise price; times (ii) the number of shares with respect to which the SAR is exercised. As a general rule, the exercise price of a SAR must be no less than 100% of the fair market value of the common stock on the date the SAR is granted. Otherwise, the Administrator, subject to the provisions of the 2022 Equity Incentive Plan, will have complete discretion to determine the terms and conditions of SARs granted under the 2022 Equity Incentive Plan.

Restricted Stock Grants

Each Award of restricted stock will be evidenced by an Award Agreement that will specify the period of restriction and the applicable restrictions, the number of shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. During the period of restriction, a Participant holding restricted stock may exercise the voting rights applicable to those restricted shares, unless the Administrator determines otherwise. During the period of restriction, a Participant holding restricted stock will also be entitled to receive all dividends and other distributions paid with respect to such restricted stock unless otherwise provided in the Award Agreement.

Restricted Stock Units (RSUs)

Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Administrator. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company or its subsidiaries, the passage of time or other restrictions or conditions. The Administrator determines the persons to whom grants of RSUs are made, the number of RSUs to be awarded, the time or times within which awards of RSUs may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of RSU Awards. The value of the RSUs may be paid in shares of common stock, cash, other securities, other property or a combination of the foregoing, as determined by the Administrator.

The holders of RSUs will have no voting rights. Prior to settlement or forfeiture, RSUs awarded under the 2022 Equity Incentive Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one Share while each RSU is outstanding. Dividend equivalents may be converted into additional RSUs. Settlement of dividend equivalents may be made in the form of cash, shares of common stock, other securities, other property, or a combination of the foregoing. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the RSUs to which they are payable.

Other Stock-Based Awards

The Administrator may grant Other Stock-Based Awards, in addition to or in tandem with other Awards, in such amounts, on such terms and conditions, and for such consideration, as the Administrator determines in its discretion. The Administrator shall have the authority to determine the persons to whom and the time or times at which other stock-based awards will be made, the amount of such other stock-based awards, and all other conditions, including any dividend and/or voting rights.

Tax Withholding

Participants in the 2022 Equity Incentive Plan are responsible for the payment of any federal, state, or local taxes that the Company or its subsidiaries are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The Administrator may cause any tax withholding obligation of the Company or its subsidiaries to be satisfied, in whole or in part, by the applicable entity withholding from shares to be issued pursuant to an Award a number of shares with an aggregate fair market value that would satisfy the withholding amount due. The Administrator may also require any tax withholding obligation of the Company or its subsidiaries to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to an Award are immediately sold and proceeds from such sale are remitted to the Company or its subsidiaries in an amount that would satisfy the withholding amount due.

Equitable Adjustments

In the event of a merger, consolidation, recapitalization, stock split, reverse stock split, reorganization, split-up, spin-off, combination, repurchase or other change in corporate structure affecting the shares, the maximum number and kind of shares reserved for issuance or with respect to which awards may be granted under the 2022 Equity Incentive Plan will be adjusted to reflect such event, and the Administrator will make such adjustments as it deems appropriate and equitable in the number, kind, and exercise price of the shares covered by outstanding awards made under the 2022 Equity Incentive Plan.

Performance Criteria

The Administrator may establish performance-based conditions for an Award which may be based on the attainment of specific levels of performance of the Company. A list of criteria which the Administrator may, but is not limited to, consider may be found in Section 12(b) of the 2022 Equity Incentive Plan. Any performance criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles.

Adjustments

In the event that any dividend or other distribution, recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares occurs such that the Administrator determines that an adjustment is appropriate, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of shares which may be delivered under the 2022 Equity Incentive Plan, the number, class and price of shares subject to outstanding awards, and the numerical limits stated in the 2022 Equity Incentive Plan.

Change in Control

In the event of a change in control of the Company, each outstanding Award shall be assumed or an equivalent award substituted by the acquiring or successor corporation or a parent of the acquiring or successor corporation. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise the Award as to all of the shares, all applicable restrictions will lapse, and all performance objectives and other vesting criteria will be deemed achieved at targeted levels.

Transferability

Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner, except to a Participant’s estate or legal representative, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

Amendment and Termination of the 2022 Equity Incentive Plan

The 2022 Equity Incentive Plan will be effective on the date it is approved by our stockholders. The Board may at any time amend, alter, suspend, or terminate the 2022 Equity Incentive Plan. The Company may obtain shareholder approval of any amendment to the 2022 Equity Incentive Plan to the extent necessary or, as determined by the Administrator in its sole discretion, desirable to comply with applicable laws, including any amendment that (i) increases the number of shares available for issuance under the 2022 Equity Incentive Plan or (ii) changes the persons or class of persons eligible to receive Awards.

Certain United States Federal Income Tax Aspects

The following is a summary of the principal U.S. federal income tax consequences of certain Awards under the 2022 Equity Incentive Plan, based upon the current provisions of the Code and regulations promulgated thereunder. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. This summary does not describe all federal tax consequences under the 2022 Equity Incentive Plan, nor does it describe state or local tax consequences.

The 2022 Equity Incentive Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.

Incentive Stock Options.    No taxable income is generally realized by the Participant upon the grant or exercise of an incentive stock option. If the shares issued to a Participant pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then generally (i) upon sale of such shares, any amount realized in excess of the option exercise price will be taxed to the Participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) neither the Company nor its subsidiaries will be entitled to any deduction for federal income tax purposes; provided that such incentive stock option otherwise meets all of the technical requirements of an incentive stock option. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the Participant.

If the shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the Participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such Shares) over the option exercise price thereof, and (ii) the Company or a subsidiary will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering Shares.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Nonqualified Options.    No income is generally realized by the Participant at the time a nonqualified option is granted. Generally (i) at exercise, ordinary income is realized by the Participant in an amount equal to the difference between the option exercise price and the fair market value of the Shares on the date of exercise, and either the Company or a subsidiary receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the Shares have been held. Special rules will apply where all or a portion of the exercise price of the nonqualified option is paid by tendering Shares. Upon exercise, the Participant will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards.    For all other Awards under the 2022 Equity Incentive Plan, either the Company or a subsidiary generally will be entitled to a tax deduction in an amount equal to the ordinary income realized by the Participant at the time the Participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an Award is exercised, vests or becomes non-forfeitable, unless the Award provides for deferred settlement.

A Participant’s basis for the determination of gain or loss upon the subsequent disposition of Shares acquired from a stock appreciation right, restricted stock, restricted stock unit, or other stock-based award will be the amount paid for such shares plus any ordinary income recognized when the shares were originally delivered, and the Participant’s capital gain holding period for those shares will begin on the day after they are transferred to the Participant.

Parachute Payments.    The vesting of any portion of an Award that is accelerated due to the occurrence of a change in control may cause all or a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to either the Company or its subsidiaries, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Section 409A.    The foregoing description assumes that Section 409A of the Code does not apply to an award under the 2022 Equity Incentive Plan. In general, stock options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or stock appreciation right was granted. Restricted stock awards are not generally subject to Section 409A. Restricted stock units are subject to Section 409A unless they are settled within 2 ½ months after the end of the later of (i) the end of the Company’s fiscal year in which vesting occurs or (ii) the end of the calendar year in which vesting occurs. If an Award is subject to Section 409A and the provisions for the exercise or settlement of that Award do not comply with Section 409A, then the Participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to an additional 20% U.S. federal tax and premium interest in addition to the U.S. federal income tax at the Participant’s usual marginal rate for ordinary income.

New Plan Benefits

Grants under the 2022 Equity Incentive Plan

The Company has awarded Kyle Wool a performance-based award for shares of its common stock under the 2022 Equity Incentive Plan, based on the Company’s attaining certain annual revenue targets. If all of the revenue targets are attained, Mr. Wool will be issued a total of 463,678 shares of our common stock under the 2022 Equity Incentive Plan. Except for the award granted to Mr. Wool, at the present time, no specific determination has been made as to the grant of any other specific types of awards under the 2022 Equity Incentive Plan to officers, non-employee directors or employees. However, the Company intends to grant equity awards to senior executives and will meet after stockholder approval is received to determine the specific terms of the awards, including the grant of awards to officers and employees.

Vote Required

The affirmative vote of the majority of the Voting Capital that voted on this proposal is required for the approval of the 2022 Equity Incentive Plan. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote FOR approval of the 2022 Equity Inventive Plan.

PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF MARCUM LLP
AS THE COMPANY’S 2022 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

Overview

Our Board has appointed Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the year ending December 31, 2022. A representative from Marcum will not be present at the Special Meeting, will not have the opportunity to make a statement and is not expected to be available to respond to appropriate questions.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, our Company is submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our stockholders. If the appointment is not ratified, the Board will consider its options.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and generally oversees the relationship of the independent registered public accounting firm with our Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is not the duty of the Audit Committee to determine that our Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles; and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

For the fiscal year ended December 31, 2021, WithumSmith + Brown PC (“Withum”) served as our independent registered public accounting firm. At our annual meeting of stockholders held on May 20, 2022 (the “2022 Annual Meeting”), the Company’s stockholders ratified the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2022. After the 2022 Annual Meeting on July 5, 2022, the Company dismissed Withum as its independent registered accounting firm, effective immediately, and also on such date engaged Marcum as its new independent registered public accounting firm to replace Withum. The dismissal of Withum and engagement of Marcum were both reported in our Current Report on Form 8-K filed with the SEC on July 6, 2022. A representative from Withum will not be present at the Special Meeting.

Fees Paid to Auditor

The following table sets forth the fees paid by our Company to Withum for audit and other services provided for the fiscal year ended December 31, 2021. Withum did not provide any services in 2020.

2021
Audit Fees	$41,200
Audit Related Fees	—
Tax Fees	—
All Other Fees	—
Total	41,200

The following table sets forth the fees paid by our Company to Marcum LLP for audit and other services provided for the fiscal year ended December 31, 2021 and 2020.

	2021	2020
Audit Fees	$79,310	$227,630
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	79,310	227,630

Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Marcum to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and because it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. No non-audit services were performed by our principal accountants during the fiscal years ended December 31, 2021 and 2020. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

Vote Required

The affirmative vote of the majority of the Voting Capital that voted on this proposal is required for the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Abstentions will not have the effect of a vote against this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote FOR ratification of the appointment of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

The Board has not yet determined the date on which the next Annual Meeting of Stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with our bylaws and the rules and regulations adopted by the Securities and Exchange Commission. Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received in accordance with the notice requirements described below. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested.

To be considered at the next Annual Meeting of Stockholders, stockholders must deliver their proposals for the next Annual Meeting in a notice in accordance with the Company’s bylaws which such notice must be timely. To be timely, a stockholder’s notice shall be delivered to the secretary or Chief Financial Officer at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting which was held on May 20, 2022. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

PROXY SOLICITATION

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We have engaged Broadridge Financial Solutions, Inc. to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $50,000 in total.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

To further reduce costs, if you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our proxy statement, you can request householding by contacting your broker or other holder of record.

OTHER BUSINESS

Management does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment in said matters.

ANNEX A

[Proposed 2022 Equity Incentive Plan]

AIKIDO PHARMA, Inc.
2022 EQUITY INCENTIVE PLAN

1.      Purpose. The purposes of this Plan are to:

(a)     attract, retain, and motivate Employees, Directors, and Consultants,

(b)    provide additional incentives to Employees, Directors, and Consultants, and

(c)     promote the success of the Company’s business,

by providing Employees, Directors, and Consultants with opportunities to acquire the Company’s Shares, or to receive monetary payments based on the value of such Shares. Additionally, the Plan is intended to assist in further aligning the interests of the Company’s Employees, Directors, and Consultants to those of its shareholders.

2.      Definitions. As used herein, the following definitions will apply:

(a)     “Administrator” means a committee of at least one Director of the Company as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board.

(b)    “Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)     “Award” means, individually or collectively, a grant under the Plan of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Other Stock-Based Awards.

(d)    “Award Agreement” means the written or electronic agreement, consistent with the terms of the Plan, between the Company and the Participant, setting forth the terms, conditions, and restrictions applicable to each Award granted under the Plan.

(e)     “Board” means the Company’s Board of Directors, as constituted from time to time and, where the context so requires, reference to the “Board” may refer to a committee to whom the Board has delegated authority to administer any aspect of this Plan.

(f)     “Cause” shall have the meaning ascribed to such term, or term of similar effect, in any offer letter, employment, severance, or similar agreement, including any Award Agreement, between the Participant and the Company or any Subsidiary; provided, that in the absence of an offer letter, employment, severance, or similar agreement containing such definition, “Cause” means:

(i)     any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or any Subsidiary or other affiliate of the Company;

(ii)    the Participant’s conviction for, or guilty plea to, a felony (or crime of similar magnitude under Applicable Laws outside the United States) or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud, act of material dishonesty, or misappropriation or similar conduct against the Company or any Subsidiary;

(iii)   the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company, any Subsidiary, or any other entity having a business relationship with the Company or any Subsidiary;

(iv)   any material breach or violation by the Participant of any provision of any agreement or understanding between the Company or any Subsidiary or other affiliate of the Company and the Participant regarding the terms of the Participant’s service as an Employee, Director, or Consultant

Annex A-1

to the Company or any Subsidiary or other affiliate of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an Employee, Director, or Consultant of the Company or a Subsidiary or other affiliate of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment, confidentiality, non-competition, non-solicitation, restrictive covenant, or similar agreement between the Company or a Subsidiary or other affiliate of the Company and the Participant;

(v)    the Participant’s violation of the code of ethics of the Company or any Subsidiary;

(vi)   the Participant’s disregard of the policies of the Company or any Subsidiary or other affiliate of the Company so as to cause loss, harm, damage or injury to the property, reputation or employees of the Company or a Subsidiary or other affiliate of the Company; or

(vii)  any other misconduct by the Participant which is injurious to the financial condition or business reputation of, or is otherwise injurious to, the Company or a Subsidiary or other affiliate of the Company.

(g)    “Change in Control” means the occurrence of any of the following events:

(i)     any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii)    the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)   a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the Effective Date, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)   the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

Notwithstanding the foregoing, a transaction shall not constitute a Change in Control if its sole purpose is to change the jurisdiction of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement, the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

(h)    “Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(i)     “Company” means AIkido Pharma, Inc., a Delaware corporation, or any successor thereto.

(j)     “Consultant” means a consultant or adviser who provides bona fide services to the Company, its Parent, or any Subsidiary as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

Annex A-2

(k)    “Director” means a member of the Board.

(l)     “Disability” means total and permanent disability as defined in Code Section 22(e)(3); provided, that in the case of an Award other than an Incentive Stock Option, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(m)   “Effective Date” means October 7, 2022.

(n)    “Employee” means any person, including officers and Directors, employed by the Company, its Parent or any Subsidiary. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)    “Fair Market Value” means, as of any date, the value of a Share, determined as follows:

(i)     if the Shares are readily tradable on an established securities market, its Fair Market Value will be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on such market for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for a Share for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)   if the Shares are not readily tradable on an established securities market, the Fair Market Value will be determined in good faith by the Administrator.

Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time. In addition, the determination of Fair Market Value in all cases shall be in accordance with the requirements set forth under Code Section 409A to the extent necessary for an Award to comply with, or be exempt from, Code Section 409A. The Administrator’s determination shall be conclusive and binding on all persons.

(q)    “Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Code Section 422.

(r)     “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Exchange Act Rule 16b-3.

(s)     “Nonqualified Stock Option” means a Stock Option that by its terms, or in operation, does not qualify or is not intended to qualify as an Incentive Stock Option.

(t)     “Other Stock-Based Awards” means any other awards not specifically described in the Plan that are valued in whole or in part by reference to or are otherwise based on Shares and are created by the Administrator pursuant to Section 11.

(u)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(v)    “Participant” means the holder of an outstanding Award granted under the Plan.

(w)    “Period of Restriction” means the period during which the transfer of Restricted Stock is subject to restrictions and a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of certain performance criteria, or the occurrence of other events as determined by the Administrator.

(x)    “Plan” means this AIkido Pharma, Inc. 2022 Equity Incentive Plan.

Annex A-3

(y)    “Restricted Stock” means Shares, subject to a Period of Restriction or certain other specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 or issued pursuant to the early exercise of a Stock Option.

(z)     “Restricted Stock Unit” or “RSU” means an unfunded and unsecured promise to deliver Shares, cash, other securities, or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 10.

(aa)   “Service” means service as a Service Provider. In the event of any dispute over whether and when Service has terminated, the Administrator shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

(bb)  “Service Provider” means an Employee, Director, or Consultant, including any prospective Employee, Director, or Consultant who has accepted an offer of employment or service and will be an Employee, Director, or Consultant after the commencement of their service.

(cc)   “Stock Appreciation Right” or “SAR” means an Award pursuant to Section 8 that is designated as a SAR.

(dd)  “Shares” means the Company’s shares of common stock, par value of $0.0001 per share.

(ee)   “Stock Option” means an option granted pursuant to the Plan to purchase Shares, whether designated as an Incentive Stock Option or a Nonqualified Stock Option.

(ff)    “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

3.      Awards.

(a)     Award Types. The Plan permits the grant of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards.

(b)    Award Agreements. Awards shall be evidenced by Award Agreements (which need not be identical) in such forms as the Administrator may from time to time approve; provided, that in the event of any conflict between the provisions of the Plan and any such Award Agreement, the provisions of the Plan shall prevail.

(c)     Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such later date as is determined by the Administrator, consistent with Applicable Laws. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

4.      Shares Available for Awards.

(a)     Basic Limitation. Subject to the provisions of Sections 4(b) and 14, the maximum aggregate number of Shares that may be issued under the Plan is one million one hundred thousand (1,100,000) (the “Plan Share Limit”). The Shares subject to the Plan may be authorized, but unissued, or reacquired shares.

(b)    Annual Increase in Available Shares. Notwithstanding the basic limitation in Section 4(a), on the first day of each calendar year during the term of the Plan, commencing on January 1, 2023 and continuing until (and including) January 1, 2032, the number of Shares available under the Plan Share Limit shall automatically increase to 20% of the total number of Shares issued and outstanding on December 31 of the calendar year immediately preceding the date of such increase.

(c)     Awards Not Settled in Shares Delivered to Participant. Upon payment in Shares pursuant to the exercise or settlement of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, or if the Shares are tendered or

Annex A-4

withheld to satisfy any tax withholding obligations, the number of the Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan, although such Shares shall not again become available for issuance as Incentive Stock Options.

(d)    Cash-Settled Awards. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.

(e)     Lapsed Awards. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if the Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.

(f)     Non-Employee Director Award Limit. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding Non-Employee Director compensation, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all equity-based Awards and the maximum amount that may become payable pursuant to all cash-based Awards that may be granted to a Service Provider as compensation for services as a Non-Employee Director during any calendar year shall not exceed $750,000 for such Service Provider’s first year of service as a Non-Employee Director and $500,000 for each year thereafter.

(g)    Share Reserve. The Company, during the term of the Plan, shall at all times keep available such number of Shares authorized for issuance as will be sufficient to satisfy the requirements of the Plan.

(h)    Substitute Awards. Awards may, in the sole discretion of the Administrator, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company, its Parent, or any Subsidiary or with which the Company, its Parent, or any Subsidiary combines (“Substitute Awards”). Substitute Awards shall not be counted against the Plan Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the Incentive Stock Option limit in Section 4(f).

5.      Administration. The Plan will be administered by the Administrator.

(a)     Powers of the Administrator. Subject to the provisions of the Plan, the Administrator will have the authority, in its discretion to:

(i)     determine Fair Market Value;

(ii)    select the Service Providers to whom Awards may be granted;

(iii)   determine the number of the Shares to be covered by each Award;

(iv)   approve forms of Award Agreements for use under the Plan;

(v)    determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting criteria or Periods of Restriction, any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

(vi)   construe and interpret the terms of the Plan, any Award Agreement, and Awards granted pursuant to the Plan;

(vii)  prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable tax laws;

Annex A-5

(viii) modify or amend each Award (subject to Section 19(c)), including (A) the discretionary authority to extend the post-termination exercisability period of Awards and (B) accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions;

(ix)   allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of the Shares or cash having a Fair Market Value equal to the maximum amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x)    authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)   allow a Participant to defer the receipt of the payment of cash or the delivery of the Shares that would otherwise be due to such Participant under an Award, subject to compliance (or exemption) from Code Section 409A;

(xii)  determine whether Awards will be settled in cash, Shares, other securities, other property, or in any combination thereof;

(xiii) determine whether Awards will be adjusted for dividend equivalents;

(xiv) create Other Stock-Based Awards for issuance under the Plan;

(xv)  impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any securities issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

(xvi) make all other determinations deemed necessary or advisable for administering the Plan.

(b)    Prohibition on Repricing. Notwithstanding anything to the contrary in Section 5(a) and except for an adjustment pursuant to Section 14 or a repricing approved by shareholders, in no case may the Administrator (i) amend an outstanding Stock Option or SAR to reduce the exercise price of the Award, (ii) cancel, exchange, or surrender an outstanding Stock Option or SAR in exchange for cash or other awards for the purpose of repricing the Award, or (iii) cancel, exchange, or surrender an outstanding Stock Option or SAR in exchange for an option or SAR with an exercise price that is less than the exercise price of the original Award.

(c)     Section 16. To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a committee of two or more Non-Employee Directors.

(d)    Delegation of Authority. Except to the extent prohibited by Applicable Laws, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time. The acts of such delegates shall be treated as acts of the Administrator, and such delegates shall report regularly to the Administrator regarding the delegated duties and responsibilities and any Awards granted.

(e)     Effect of Administrator’s Decision. The decisions, determinations, and interpretations of the Administrator will be final and binding on all persons, including Participants and any other holders of Awards.

Annex A-6

6.      Eligibility. The Administrator has the discretion to select any Service Provider to receive an Award, although Incentive Stock Options may be granted only to Employees. Designation of a Participant in any year shall not require the Administrator to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

7.      Stock Options. The Administrator, at any time and from time to time, may grant Stock Options under the Plan to Service Providers. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Administrator may impose from time to time, subject to the following limitations:

(a)     Exercise Price. The per share exercise price for Shares to be issued pursuant to exercise of a Stock Option will be determined by the Administrator but shall be no less than 100% of the Fair Market Value per Share on the date of grant, subject to Section 7(e). Notwithstanding the foregoing, a Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Stock Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Code Section 424(a) and Code Section 409A, to the extent applicable.

(b)    Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, that no Stock Option shall be exercisable later than ten (10) years after the date it is granted. Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Administrator shall in its discretion set forth in such Award Agreement at the date of grant; provided, the Administrator may, in its sole discretion, later waive any such condition.

(c)     Payment of Exercise Price. To the extent permitted by Applicable Laws, the Participant may pay the Stock Option exercise price by:

(i)     cash;

(ii)    check;

(iii)   surrender of other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences to the Company (as determined by the Administrator);

(iv)   if approved by the Administrator, as determined in its sole discretion, by a broker-assisted cashless exercise in accordance with procedures approved by the Administrator, whereby payment of the exercise price may be satisfied, in whole or in part, with Shares subject to the Stock Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Administrator) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price;

(v)    if approved by the Administrator for a Nonqualified Stock Option, as determined in its sole discretion, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of Shares underlying the Stock Option so exercised reduced by the number of Shares equal to the aggregate exercise price of the Stock Option divided by the Fair Market Value on the date of exercise;

(vi)   such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(vii)  any combination of the foregoing methods of payment.

(d)    Exercise of Stock Option.

(i)     Procedure for Exercise. Any Stock Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. A Stock Option may not be exercised for a fraction of a Share. Exercising a Stock Option in any manner will decrease the number of Shares thereafter available for purchase under the Stock Option, by the number of Shares as to which the Stock Option is exercised.

Annex A-7

(ii)    Exercise Requirements. A Stock Option will be deemed exercised when the Company receives: (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Stock Option, and (B) full payment of the exercise price (including provision for any applicable tax withholding).

(iii)   Non-Exempt Employees. If a Stock Option is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Stock Option will not be first exercisable for any Shares until at least six (6) months following the date of grant of the Stock Option (although the Stock Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (A) if such non-exempt Employee dies or suffers a Disability, (B) upon a Change in Control in which such Stock Option is not assumed, continued, or substituted, or (C) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another agreement between the Participant and the Company, or, if no such definition, in accordance with the then current employment policies and guidelines of the Company or employing Subsidiary), the vested portion of any Stock Option may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of a Stock Option will be exempt from the Participant’s regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting, or issuance of any Shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 7(d)(iii) will apply to all Awards and are hereby incorporated by reference into such Award Agreements.

(iv)    Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, the Participant may exercise the Stock Option within such period of time as is specified in the Award Agreement to the extent that the Stock Option is vested on the date of termination (but in no event later than the expiration of the term of such Stock Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Stock Option will remain exercisable for three (3) months (or twelve (12) months in the case of termination on account of Disability or death) following the Participant’s termination. If a Participant commits an act of Cause, all vested and unvested Stock Options shall be forfeited as of such date. Unless otherwise provided by the Administrator, if the Participant is not vested as to a Stock Option on the date of termination, the Shares covered by the unvested portion of the Stock Option will be forfeited and will revert to the Plan and again will become available for grant under the Plan. If after termination, the Participant does not exercise a Stock Option as to all of the vested Shares within the time specified by the Administrator, the Stock Option will terminate, and remaining Shares covered by such Stock Option will be forfeited and will revert to the Plan and again will become available for grant under the Plan.

(v)    Extension of Exercisability. A Participant may not exercise a Stock Option at any time that the issuance of Shares upon such exercise would violate Applicable Laws. Except as otherwise provided in the Award Agreement, if a Participant ceases to be a Service Provider for any reason other than for Cause and, at any time during the last thirty (30) days of the applicable post-termination exercise period: (A) the exercise of the Participant’s Stock Option would be prohibited solely because the issuance of Shares upon such exercise would violate Applicable Laws, or (B) the immediate sale of any Shares issued upon such exercise would violate the Company’s trading policy, then the applicable post-termination exercise period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, that in no event may such Award be exercised after the expiration of its maximum term.

(vi)   Beneficiary. If a Participant dies while a Service Provider, the Stock Option may be exercised following the Participant’s death by the Participant’s designated beneficiary, provided such beneficiary has been designated and received by the Administrator prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been properly designated

Annex A-8

by the Participant, then such Stock Option may be exercised by the personal representative of the Participant’s estate or by the persons to whom the Stock Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.

(vii)  Shareholder Rights. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent or depositary of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares, notwithstanding the exercise of the Stock Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 or the applicable Award Agreement.

(e)     Incentive Stock Option Limitations.

(i)     Each Stock Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company, its Parent, or any Subsidiary) exceeds $100,000, such Stock Options will be treated as Nonqualified Stock Options. For purposes of this Section 7(e)(i), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Stock Option is granted.

(ii)    In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant, or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns shares representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Parent, or any Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(iii)   No Stock Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Code Section 422(b)(1), provided that any Stock Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Stock Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.

(iv)   In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Code Section 422. If for any reason a Stock Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Stock Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan.

8.      Stock Appreciation Rights. The Administrator, at any time and from time to time, may grant SARs to Service Providers. Each SAR shall be subject to such terms and conditions, consistent with the Plan, as the Administrator may impose from time to time, subject to the following limitations:

(a)     SAR Award Agreement. Each SAR will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(b)    Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any SAR.

(c)     Exercise Price and Other Terms. The per share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a SAR will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan.

Annex A-9

(d)    Expiration of Stock Appreciation Rights. A SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 7(d) relating to the maximum term and exercise also will apply to SARs.

(e)     Payment of Stock Appreciation Right Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)     The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)    The number of Shares with respect to which the SAR is exercised.

(f)     Payment Form. At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares, other securities, or other property of equivalent value, or in some combination thereof.

(g)    Tandem Awards. Any Stock Option granted under this Plan may include tandem SARs (i.e., SARs granted in conjunction with an Award of Stock Options under this Plan). The Administrator also may award SARs to a Service Provider independent of any Stock Option.

9.      Restricted Stock. The Administrator, at any time and from time to time, may grant Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine, subject to the following limitations:

(a)     Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction and the applicable restrictions, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Restricted Stock may be awarded in consideration for (i) cash, check, bank draft or money order payable to the Company, (ii) past services to the Company, its Parent, or any Subsidiary, or (iii) any other form of legal consideration (including future services) that may be acceptable to the Administrator, in its sole discretion, and permissible under Applicable Laws.

(b)    Removal of Restrictions. Unless the Administrator determines otherwise, Restricted Stock will be held by the Company as escrow agent until the restrictions on such Restricted Stock have lapsed. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(c)     Voting Rights. During the Period of Restriction, a Participant holding Restricted Stock may exercise the voting rights applicable to those restricted Shares, unless the Administrator determines otherwise.

(d)    Dividends and Other Distributions. During the Period of Restriction, a Participant holding Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Restricted Stock unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, such Shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid.

(e)     Transferability. Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(f)     Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will be forfeited and will revert to the Company and again will become available for grant under the Plan.

10.    Restricted Stock Units (RSUs). The Administrator, at any time and from time to time, may grant RSUs under the Plan to Service Providers. Each RSU shall be subject to such terms and conditions, consistent with the Plan, as the Administrator may impose from time to time, subject to the following limitations:

(a)     RSU Award Agreement. Each Award of RSUs will be evidenced by an Award Agreement that will specify the terms, conditions, and restrictions related to the grant, including the number of RSUs and such other terms and conditions as the Administrator, in its sole discretion, will determine.

Annex A-10

(b)    Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of RSUs that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or Service), or any other basis determined by the Administrator in its discretion.

(c)     Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of RSUs, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)    Form and Timing of Payment. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned RSUs in cash, Shares, other securities, other property, or a combination of both.

(e)     Voting and Dividend Equivalent Rights. The holders of RSUs shall have no voting rights as the Company’s shareholders. Prior to settlement or forfeiture, RSUs awarded under the Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one Share while the RSU is outstanding. Dividend equivalents may be converted into additional RSUs. Settlement of dividend equivalents may be made in the form of cash, Shares, other securities, other property, or in a combination of the foregoing. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the RSUs to which they attach.

(f)     Cancellation. On the date set forth in the Award Agreement, all unearned RSUs will be forfeited to the Company.

11.    Other Stock-Based Awards. Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock-Based Awards shall be made, the amount of such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards including any dividend and/or voting rights.

12.    Vesting.

(a)     Vesting Conditions. Each Award may or may not be subject to vesting, a Period of Restriction, and/or other conditions as the Administrator may determine. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement. Vesting conditions may include Service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. An Award Agreement may provide for accelerated vesting upon certain specified events.

(b)    Performance Criteria. The Administrator may establish performance-based conditions for an Award which may be based on the attainment of specific levels of performance of the Company (and/or one or more Subsidiaries, divisions, business segments or operational units, or any combination of the foregoing) and may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) revenue or revenue growth (measured on a net or gross basis); (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total shareholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales;

Annex A-11

(xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of new product rollouts; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; and (xxxiii) personal targets, goals or completion of projects. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Subsidiaries as a whole or any business unit(s) of the Company and/or one or more Subsidiaries or any combination thereof, as the Administrator may deem appropriate, or any of the above performance criteria may be compared to the performance of a selected group of comparison or peer companies, or a published or special index that the Administrator, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of performance criteria specified in this paragraph. Any performance criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

(c)     Default Vesting. Unless otherwise set forth in an individual Award Agreement, each Award shall vest over a three (3) year period, with one-third (1/3) of the Award vesting on each annual anniversary of the date of grant.

(d)    Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any Employee’s unpaid leave of absence and will resume on the date the Employee returns to work on a regular schedule as determined by the Administrator; provided, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or the employing Subsidiary, although any leave of absence not provided for in the applicable employee manual of the Company or employing Subsidiary needs to be approved by the Administrator, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or employing Subsidiary is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for federal tax purposes as a Nonqualified Stock Option.

(e)     In the event a Service Provider’s regular level of time commitment in the performance of services for the Company, its Parent, or any Subsidiary is reduced (for example, and without limitation, if the Service Provider is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Service Provider, the Administrator has the right in its sole discretion to (i) make a corresponding reduction in the number of Shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Service Provider will have no right with respect to any portion of the Award that is so reduced or extended.

13.    Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, except to the Participant’s estate or legal representative, and may be exercised, during the lifetime of the Participant, only by the Participant, although the Administrator, in its discretion, may permit Award transfers for purposes of estate planning or charitable giving. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14.    Adjustments; Dissolution or Liquidation; Change in Control.

(a)     Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to

Annex A-12

prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding awards, and the numerical limits in Section 4. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(b)    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise an Award, to the extent applicable, until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously vested and, if applicable, exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)     Change in Control.

(i)     In the event of a Change in Control, each outstanding Award shall be assumed or an equivalent award substituted by the acquiring or successor corporation or a parent of the acquiring or successor corporation.

(ii)    Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise the Award as to all of the Shares, including those as to which it would not otherwise be vested or exercisable, all applicable restrictions will lapse, and all performance objectives and other vesting criteria will be deemed achieved at targeted levels. If a Stock Option is not assumed or substituted in the event of a Change in Control, the Administrator shall notify the Participant in writing or electronically that the Stock Option shall be exercisable, to the extent vested, for a period of up to fifteen (15) days from the date of such notice, and the Stock Option shall terminate upon the expiration of such period.

(iii)   For the purposes of this Section 14(c), the Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether shares, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, that if such consideration received in the Change in Control is not solely common shares of the acquiring or successor corporation or its parent, the Administrator may, with the consent of the acquiring or successor corporation, provide for the consideration to be received, for each Share subject to the Award, to be solely common shares of the acquiring or successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares in the Change in Control. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Shares in connection with the Change in Control is delayed as a result of escrows, earn outs, holdbacks, or any other contingencies. Notwithstanding anything herein to the contrary, an Award that vests, is earned, or is paid out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or the acquiring or successor corporation modifies any of such performance goals without the Participant’s consent; provided, that a modification to such performance goals only to reflect the acquiring or successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Annex A-13

15.    Taxes.

(a)     General. It is a condition to each Award under the Plan that a Participant or such Participant’s successor shall make such arrangements that may be necessary, in the opinion of the Administrator or the Company, for the satisfaction of any federal, state, local, or foreign withholding tax obligations that arise in connection with any Award granted under the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan unless such obligations are satisfied.

(b)    Share Withholding. To the extent that Applicable Laws subject a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company, its Parent, or a Subsidiary withhold all or a portion of any Share that otherwise would be issued to such Participant or by surrendering all or a portion of any Share that the Participant previously acquired. Such Share shall be valued on the date withheld or surrendered. Any payment of taxes by assigning Shares to the Company, its Parent, or a Subsidiary may be subject to restrictions, including any restrictions required by the Securities and Exchange Commission, accounting, or other rules.

(c)     Discretionary Nature of Plan. The benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments. Unless otherwise required by Applicable Laws, the benefits and rights provided under the Plan are not to be considered part of a Participant’s salary or compensation or for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits, or rights of any kind. By acceptance of an Award, a Participant waives any and all rights to compensation or damages as a result of the termination of Service for any reason whatsoever insofar as those rights result or may result from this Plan or any Award.

(d)    Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled, or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement, or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

(e)     Deferral of Award Settlement. The Administrator, in its discretion, may permit selected Participants to elect to defer distributions of Restricted Stock or RSUs in accordance with procedures established by the Administrator to assure that such deferrals comply with applicable requirements of the Code. Any deferred distribution, whether elected by the Participant or specified by the Award Agreement or the Administrator, shall comply with Code Section 409A, to the extent applicable.

(f)     Limitation on Liability. Neither the Company, nor its Parent, nor any Subsidiary, nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.

16.    No Rights as a Service Provider. Neither the Plan, nor an Award Agreement, nor any Award shall confer upon a Participant any right with respect to continuing a relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company, its Parent, or any Subsidiary to terminate such relationship at any time, with or without cause.

17.    Recoupment Policy. All Awards granted under the Plan, all amounts paid under the Plan and all Shares issued under the Plan shall be subject to recoupment, clawback, or recovery by the Company in accordance with Applicable Laws and with Company policy (whenever adopted) regarding same, whether or not such policy is intended to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act, or other Applicable Laws, as well as any implementing regulations and/or listing standards.

18.    Term of Plan. The Plan will become effective pursuant to the resolution adopting the Plan by the Board. Unless terminated earlier under Section 19, the Plan will continue in effect for a term of ten (10) years.

Annex A-14

19.    Amendment and Termination of the Plan.

(a)     Amendment and Termination. The Board may at any time amend, alter, suspend, or terminate the Plan.

(b)    Shareholder Approval. The Company may obtain shareholder approval of any Plan amendment to the extent necessary or, as determined by the Administrator in its sole discretion, desirable to comply with Applicable Laws, including any amendment that (i) increases the number of Shares available for issuance under the Plan or (ii) changes the persons or class of persons eligible to receive Awards.

(c)     Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will materially impair the rights of any Participant with respect to outstanding Awards, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.    Conditions Upon Issuance of Shares.

(a)     Legal Compliance. Shares will not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)    Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required or desirable.

21.    Severability. Notwithstanding any contrary provision of the Plan or an Award Agreement, if any one or more of the provisions (or any part thereof) of this Plan or an Award Agreement shall be held invalid, illegal, or unenforceable in any respect, such provision shall be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of the Plan or Award Agreement, as applicable, shall not in any way be affected or impaired thereby.

22.    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

23.    Shareholder Approval. The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws. All Awards hereunder are contingent on approval of the Plan by shareholders. Notwithstanding any other provision of this Plan, if the Plan is not approved by the shareholders within twelve (12) months after the date the Plan is adopted, the Plan and any Awards hereunder shall be automatically terminated.

24.    Choice of Law. The Plan will be governed by and construed in accordance with the internal laws of the State of Delaware, without reference to any choice of law principles.

Annex A-15

SCAN TO
VIEW MATERIALS & VOTE

D92160-S54964

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AIKIDO PHARMA INC.

The Board of Directors recommends you vote FOR Proposals 1 and 2.	**For**	**Against**	**Abstain**
1. To approve the adoption of the 2022 Equity Incentive Plan for the employees, directors, and consultants of the Company.	☐	☐	☐
2. To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2022.	☐	☐	☐

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned shareholder(s). If this card contains no specific voting instructions, the shares will be voted **FOR** each of the proposals described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

SCAN TO VIEW MATERIALS & VOTE AIKIDO PHARMA INC. ONE ROCKEFELLER PLAZA, 11TH FLOOR NEW YORK, NY 10020 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/AIKI2022SM You may attend the Special Meeting via the Internet and vote during the Special Meeting until voting is closed. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D92160-S54964 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. D92161-S54964 AIKIDO PHARMA INC. Special Meeting of Shareholders December 5, 2022 12:00 PM ET/9:00 AM PT This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Anthony Hayes as proxy with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of AIKIDO PHARMA INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 12:00 PM, ET/9:00 AM, PT on December 5, 2022, at www.virtualshareholdermeeting.com/AIKI2022SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side